UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2005

INDYMAC ABS, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of March 1, 2005, providing for the issuance of

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-A)

IndyMac ABS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-120706-03	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On March 11, 2005, a series of certificates, entitled Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-A (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among IndyMac ABS, Inc. as depositor (the “Depositor”), IndyMac Bank F.S.B. (“IndyMac Bank”) as Seller (the “Seller”) and as master servicer (the “Master Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of nineteen classes of certificates (collectively, the “Certificates”), designated as the Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-II-1 Certificates, Class A-II-2 Certificates, Class A-II-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class M-10 Certificates, Class M-11 Certificates, Class C Certificates, Class P Certificates and Class R Certificates, collectively, the “Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, adjustable-rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $ 736,301,305 as of March 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Agreement. The Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-II-1 Certificates, Class A-II-2 Certificates, Class A-II-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates and Class M-10 Certificates were sold by the Depositor to UBS Securities LLC, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities, Inc., Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as the Underwriters (the “Underwriters”), pursuant to an Underwriting

Agreement, dated March 9, 2005 (the “Underwriting Agreement”) among the Depositor, IndyMac Bank and the Underwriters.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate(2)
Offered Certificates
A-I-1	$463,377,000	Variable
A-I-2	$115,844,000	Variable
A-II-1	$100,916,000	Variable
A-II-2	$117,178,000	Variable
A-II-3	$ 14,185,000	Variable
M-1	$ 31,000,000	Variable
M-2	$ 29,500,000	Variable
M-3	$ 19,000,000	Variable
M-4	$ 15,000,000	Variable
M-5	$ 15,500,000	Variable
M-6	$ 14,000,000	Variable
M-7	$ 12,000,000	Variable
M-8	$ 8,000,000	Variable
M-9	$ 7,500,000	Variable
M-10	$ 7,000,000	Variable
M-11	$ 10,000,000	Variable

(1)	Approximate.
(2)	The pass-through rate on each class Certificates will be based on one-month LIBOR plus the applicable margin set forth in the Agreement, subject to the rate caps described in the Agreement.

The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 9, 2005 (the “Prospectus Supplement”), and the Prospectus, dated November 23, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of March 1, 2005, by and among IndyMac ABS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and as Master Servicer, and Deutsche Bank National Trust Company, as Trustee, relating to the Series INABS 2005-A Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 28, 2005

INDYMAC ABS, INC.
By:	/s/ Isaac Carrillo
Name:	Isaac Carrillo
Title:	Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of March 1, 2005, by and among IndyMac ABS, Inc., as Depositor, IndyMac Bank, F.S.B. as Seller and as Master Servicer, and Deutsche Bank National Trust Company, as Trustee, relating to the Series INABS 2005-A Certificates.	7

Exhibit 4.1